Exhibit 10.12

OMNIBUS AMENDMENT

TO

STANDARD EXCLUSIVE LICENSE AGREEMENT WITH KNOW HOW

([***] VECTORS LICENSE A12044)

AND

STANDARD NON-EXCLUSIVE LICENSE AGREEMENT ([***] VECTORS LICENSE A10571)

AND

STANDARD EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW (VECTOR TECHNOLOGY LICENSE A13332)

This OMNIBUS AMENDMENT TO STANDARD EXCLUSIVE LICENSE AGREEMENT WITH KNOW HOW ([***] VECTORS LICENSE A12044) AND STANDARD NON-EXCLUSIVE LICENSE AGREEMENT ([***] VECTORS LICENSE A10571) AND STANDARD EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW (VECTOR TECHNOLOGY LICENSE A13332) (this “Amendment”) is made and entered into this 30th day of June, 2015 (the “Amendment Effective Date”) by and among University of Florida Research Foundation, Inc. (“UFRF”), a nonstock, nonprofit Florida corporation, and Applied Genetic Technologies Corporation, a Delaware corporation having a principal place of business at 11801 Research Drive, Suite D, Alachua, Florida 32615 (the “Licensee”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Exclusive License (defined below), the Non-Exclusive License (defined below), or the [***] License (defined below), as applicable.

RECITALS

WHEREAS, certain of the parties entered into (i) that certain Standard Exclusive License Agreement With Know-How ([***] Vectors License A12044) between Licensee and UFRF, dated November 5, 2012, as amended January 30, 2014 (the “Exclusive License”), (ii) that certain Standard Non-Exclusive License Agreement ([***] Vectors License A10571) between Licensee and UFRF, dated September 18, 2012 (the “Non-Exclusive License”), and (iii) that certain Standard Exclusive License Agreement with Know-How (Vector Technology Agreement A13332) between UFRF and Licensee, dated April 2, 2014 (the “[***] License Agreement”), as amended by the Mutual Consent to License Intellectual Property (A12146) among UFRF, Penn and Licensee dated January 23, 2015, as amended on even date herewith (the “Mutual Consent,” and together with the [***] License Agreement, the “[***] License”), pursuant to which Licensee obtained a license to certain patents and know-how owned by UFRF (clauses (i) – (iii) shall collectively be referred to herein as the “License Agreements”);

WHEREAS, certain of the parties entered into (i) that certain Standard Exclusive License Agreement With Sublicensing Terms (A3288) among Licensee, UFRF and Johns Hopkins University, dated October 7, 2003, as amended November 2004, as further amended December 3, 2004, as further amended February 5, 2009, as further amended March 30, 2010, as further

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amended December 17, 2013 (the “Joint License”) and (ii) that certain [***] Agreement among Licensee, the University of Florida Board of Trustees  and Johns Hopkins University, dated March 13, 2014 (the “[***]”);

WHEREAS, Licensee intends to sublicense its rights under the License Agreements to Biogen MA Inc. under the Collaboration and License Agreement entered into on or about on even date with this Amendment (the “Collaboration and License Agreement”) and under the Manufacturing License and Technology Transfer Agreement entered into on or about on even date with this Amendment (the “Manufacturing License Agreement”)(the Collaboration and License Agreement and Manufacturing License Agreement are collectively referred to as the “Biogen Agreements”); and

WHEREAS, the parties wish to amend the License Agreements by modifying the sublicensing provisions, among other things, of the License Agreements and, where indicated herein, with respect and only with respect to such Biogen Agreements as a sublicense under the License Agreements;

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth in this Amendment, the parties hereby agree as follows:

1.	Amendment and Waiver of Exclusive License.

(a)As it applies to the Biogen Agreements, Section 2.2.1 of the Exclusive License is hereby deleted in its entirety and replaced with the following:

“2.2.1 Licensee may grant a written Sublicense under each of the Biogen Agreements, with the right to further sublicense Licensee’s rights hereunder, to third parties.  Any agreement granting a Sublicense shall state that the Sublicense is subject to the terms and conditions of this Agreement, and shall provide  that, upon termination of this Agreement, each Sublicense will either, at the option of the Sublicensee, terminate or convert  to a license directly between the Sublicensee and UFRF on the same terms set forth in this Agreement, provided that (i) such terms are no less favorable to UFRF than the terms of this Agreement, (ii) such terms are the same terms as set forth in this Agreement in so far as such terms apply to the scope of the sublicense granted by Licensee to Sublicensee, and (iii) the Agreement was not terminated due to such Sublicensee’s breach. This conversion is contingent upon acceptance by the Sublicensee of the remaining provisions of this Agreement, as applicable.  Each Sublicensee is an intended third party beneficiary of this Agreement for the purpose of enforcing the foregoing provisions of this Section 2.2.1. Licensee shall have the same responsibility for the activities of any Sublicensee or Affiliate as if the activities were directly those of Licensee. Licensee shall also include provisions in all sublicenses to provide that in the event that Sublicensee brings a Patent Challenge against UFRF or assists another party in bringing a Patent Challenge against UFRF (except as required under a court order or subpoena) then Licensee may terminate the Sublicense within thirty (30) days.”

(b)As it applies to the Biogen Agreements, Section 2.2.2 of the Exclusive License is hereby deleted in its entirety and replaced with the following:

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“2.2.2  In respect to Sublicenses granted by Licensee under 2.2.1 above, Licensee shall pay to UFRF an amount equal to what Licensee would have been required to pay to UFRF had Licensee sold the amount of Licensed Products or Licensed Processes sold by such Sublicensee. In addition, if Licensee receives any fees, minimum royalties, or other payments in consideration for any rights granted under a Sublicense, and such payments are not based directly upon the amount or value of Licensed Products or Licensed Processes sold by the Sublicensee, then (i) in the event the Joint License is in effect, in addition to any amounts due under the Joint License, Licensee shall pay UFRF (i) [***] of such payments within thirty (30) days of receipt of any such fees from Sublicensee or (ii) in the event the Joint License has expired or otherwise been terminated, Licensee shall pay UFRF [***] of such payments, and if the [***] License is included in such sublicense, an additional [***] of such payments, within thirty (30) days of receipt of any such fees from Sublicensee; provided, however, in any event, that Licensee shall not be obligated to make payment under this Section with respect to (a) amounts paid to Licensee to reimburse Licensee for patent costs paid by Licensee pursuant to Section 7; (b) equity investments in Licensee by a sublicensee up to the amount of the fair market value of the equity purchased on the date of the investment, as agreed between the parties in the definitive documents governing such equity investment; and (c) reimbursement received by Licensee and specifically designated in the Sublicense as being paid for actual or future research and development costs for research or development to be performed by Licensee (together with subcontractors if applicable) for the development of a Licensed Product or Licensed Process. Licensee shall not receive from Sublicensees anything of value in lieu of cash payments in consideration for any Sublicense under this Agreement without the express prior written permission of UFRF. If Licensee includes the rights sublicensed with rights which have been licensed to Licensee by UFRF under the Non-Exclusive License, the [***] License or the [***], Licensee shall not be required to pay duplicate sublicense fees to UFRF. Under such circumstances, the calculation for a sublicense fee as set forth in this Section 2.2.2 shall be made only once provided however that Licensee shall pay the greatest of the applicable sublicense rates.”

(c)As it applies to the Biogen Agreements, Section 2.2.3 of the Exclusive License is hereby deleted in its entirety and replaced with the following:

“2.2.3 Licensee shall provide UFRF with a final copy of each sublicense agreement and any agreement which transfers intellectual property rights granted hereunder, within thirty (30) days after the execution of the sublicense agreement, provided that Licensee may provide redacted copies of any such sublicense agreement to the extent any such sublicense agreement contains references to intellectual property unrelated to UFRF or other confidential information not necessary for UFRF to ensure compliance with this Agreement, and further agrees to forward to UFRF annually a copy of milestone or royalty reports received by Licensee from its Sublicensees to the extent pertinent to the payments under said sublicense agreements, which reports may be redacted to the extent such reports contain financial information unrelated to the calculation of payments due under Section 2.2.2.”

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(d)As it applies to the Biogen Agreements, Section 4.2 of the Exclusive License is hereby deleted in its entirety and replaced with the following:

“4.2 Royalty

Royalty on Licensed Patents: Licensee agrees to pay to UFRF as earned royalties a royalty calculated as a percentage of Net Sales. The royalty is deemed earned as of the earlier of the date the Licensed Product and/or Licensed Process is actually sold and paid for, the date an invoice is sent by Licensee or its Sublicensee(s), or the date a Licensed Product and/or Licensed Process is transferred to a third party for any promotional reasons. Licensee shall pay to UFRF royalties as follows:

(i) [***] for Net Sales of Licensed Products.  For clarification, only one royalty shall be due under this Agreement with respect to the same unit of Licensed Product.

(ii) Intentionally omitted.

(iii)  Intentionally omitted.

(iv) Intentionally omitted.

(v)  Intentionally omitted.

(vi)  If a Licensed Product or Licensed Process is covered under the Non-Exclusive License, the [***] License or the  [***], but excluding the Joint License, and which license agreement calls for the payment of royalties or is covered under the Non-Exclusive License, duplicate royalties for the sales of such Licensed Products or Licensed Process shall not be owed to University, UFRF or JHU by Licensee. Under such circumstances, the royalty calculation shall be made only once, even though the sale of the Licensed Product or Licensed Process may fall under more than one patent or other intellectual property right or more than one license agreement and the highest royalty rate under this Agreement and such other license agreements shall apply.

Royalties are payable for the longer of [***].  Royalties are payable based on the highest applicable rate calculated per this section and such royalties based on Licensed Patents and Know-How shall not be additive.

Amounts owing to UFRF under Sections 4.3 shall be paid on a quarterly basis after the amount of minimum royalties paid is exceeded, with such amounts due and received by UFRF on or before the seventy-fifth (75th) day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned.”

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(e)UFRF hereby confirms that as of the Amendment Effective Date, Licensee is in compliance with the provisions of Section 3.1 of the Exclusive License and hereby waives, as of the Amendment Effective Date, any right it may have with respect to the failure to achieve any of the diligence requirements therein, including the milestones set forth in Section 3.1.2 and Appendix D.

(f)The following language in Section 15.2 of the Exclusive License:

“With a copy to

Fred Hutchinson

Hutchinson Law Group

5410 Trinity Road

Suite 400

Raleigh, North Carolina 27607”

is hereby deleted in its entirety and replaced with the following:

“With a copy to

Hemmie Chang, Esq.

Foley Hoag LLP

155 Seaport Boulevard

Boston, MA 02210-2600

Facsimile Number 617-832-7000”

(g)The following sentence in Section 18 of the Exclusive License:

“The parties agree to keep the terms of this Agreement confidential, provided that each party may disclose this Agreement to their authorized agents and investors who are bound by similar confidentiality provisions.”

is hereby deleted in its entirety and replaced with the following:

“The parties agree to keep the terms of this Agreement confidential, provided that each party may disclose this Agreement to their authorized agents and investors who are bound by similar confidentiality provisions or to the extent such party determines in good faith is reasonably necessary to conform with applicable laws, securities disclosure requirements or guidance, regulations, court orders or regulatory guidelines.”

2.	Amendment and Waiver of Non-Exclusive License.

(a)As it applies to the Biogen Agreements, Section 2.3.1 of the Non-Exclusive License is hereby deleted in its entirety and replaced with the following:

“Licensee may grant a written Sublicense under each of the Biogen Agreements, with the right to further sublicense Licensee’s rights hereunder, to third parties, provided only that such Sublicense also includes a sublicense to Sublicensee to other intellectual property owned by or licensed to Licensee and not covered by this Agreement. However, any

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agreement granting a Sublicense shall state that the Sublicense is subject to the terms and conditions of this Agreement, and shall provide that, upon termination of this Agreement, each Sublicense will either, at the option of the Sublicensee, terminate or convert  to a license directly between the Sublicensee and UFRF on the same terms set forth in this Agreement, provided that (i) such terms are no less favorable to UFRF than the terms of this Agreement, (ii) such terms are the same terms as set forth in this Agreement in so far as such terms apply to the scope of the sublicense granted by Licensee to Sublicensee, and (iii) the Agreement was not terminated due to such Sublicensee’s breach.  This conversion is contingent upon acceptance by the Sublicensee of the remaining provisions of this Agreement, as applicable. Each Sublicensee is an intended third party beneficiary of this Agreement for the purpose of enforcing the foregoing provisions of this Section 2.3.1. Licensee shall have the same responsibility for the activities of any Sublicensee or Affiliate as if the activities were directly those of Licensee.”

(b)As it applies to the Biogen Agreements, Section 2.3.2 of the Non-Exclusive License is hereby deleted in its entirety and replaced with the following:

“2.3.2   In respect to Sublicenses granted by Licensee under Section 2.3.1 above, Licensee shall pay to UFRF an amount equal to what Licensee would have been required to pay to UFRF had Licensee sold the amount of Licensed Products or Licensed Processes sold by such Sublicensee. In addition, if Licensee receives any fees, minimum royalties, or other payments in consideration for any rights granted under a Sublicense, and such payments are not based directly upon the amount or value of Licensed Products or Licensed Processes sold by the Sublicensee, then (i) in the event the Joint License is in effect, in addition to any amounts due under the Joint License, Licensee shall pay UFRF [***] of such payments within thirty (30) days of receipt of any such fees from Sublicensee or (ii) in the event the Joint License has expired or otherwise been terminated, Licensee shall pay UFRF [***] of such payments, and if the [***] License is included in such sublicense, an additional [***] of such payments, within thirty (30) days of receipt of any such fees from Sublicensee; provided, however, in any event, that Licensee shall not be obligated to make payment under this Section with respect to (a) amounts paid to Licensee to reimburse Licensee for patent costs paid by Licensee pursuant to Section 7; (b) equity investments in Licensee by a sublicensee up to the amount of the fair market value of the equity purchased on the date of the investment, as agreed between the parties in the definitive documents governing such equity investment; and (c) reimbursement received by Licensee and specifically designated in the Sublicense as being paid for  Licensee's actual or future research and development costs for research or development to be performed by Licensee (together with subcontractors  if applicable) for the development of a Licensed Product or Licensed Process; Licensee shall not receive from Sublicensees anything of value in lieu of cash payments in consideration for any Sublicense under this Agreement without the express prior written permission of UFRF. Licensee shall provide UFRF with a final copy of each sublicense agreement and any agreement which transfers intellectual property rights granted hereunder, within thirty (30) days after the execution of the sublicense agreement, provided that Licensee may provide redacted copies of any such sublicense agreement to the extent any such sublicense agreement contains references to intellectual property unrelated to UFRF or other confidential information not necessary for UFRF to

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ensure compliance with this Agreement, and further agrees to forward to UFRF annually a copy of milestone or royalty reports received by Licensee from its Sublicensees to the extent pertinent to the payments under said sublicense agreements, which reports may be redacted to the extent such reports contain financial information unrelated to the calculation of payments due under this Section 2.3.2. If Licensee includes the rights sublicensed with rights which have been licensed to Licensee by University, UFRF or JHU under the Exclusive License, the [***] License or the [***], Licensee shall not be required to pay duplicate sublicense fees to University, UFRF or JHU.”

(c)As it applies to the Biogen Agreements, Section 4.2 of the Non-Exclusive License is hereby deleted in its entirety and replaced with the following:

“4.2        Running Royalty.

4.2.1     In addition to the Section 4.1 license issue fee, Licensee agrees to pay to UFRF earned royalties calculated as a percentage of Net Sales in accordance with the terms and conditions of this Agreement.  The royalty is deemed earned as of the earlier of the date the Licensed Product and/or Licensed Process is actually sold and paid for, the date an invoice is sent by Licensee or its Sublicensee(s), or the date a Licensed Product and/or Licensed Process is transferred to a third party for any promotional reasons.  The royalty shall remain fixed while this Agreement is in effect (a) at a rate of [***] of Net Sales of Licensed Products, for each Licensed Product, on a country-by-country basis, that is (i) covered in whole or part by an issued, unexpired claim or a pending claim contained in the Licensed Patents, in the country in which such Licensed Product is made, imported, exported, used or sold or (ii) is manufactured using a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Licensed Patents, in the country in which the Licensed Process is used or (b) at a rate of [***] for the Net Sales of Licensed Processes, for each License Process, on a country-by-country basis, that is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Licensed Patents in the country in which such Licensed Process is practiced.  For clarification, only one royalty shall be due with respect to the same unit of Licensed Product.

4.2.2     Royalties are payable for the longer of [***].

4.2.3     Intentionally omitted.

4.2.4     If a Licensed Product or Licensed Process is covered under the Exclusive License, the [***] License or the [***], but excluding the Joint License, and which license agreement calls for the payment of royalties, duplicate royalties for the sales of such Licensed Products or Licensed Process shall not be owed to University, UFRF or JHU by Licensee. Under such circumstances, the royalty calculation shall be made only once, even though the sale of the Licensed Product or Licensed Process may fall under more than one patent or other intellectual property right and more than one license agreement and the highest royalty rate under this Agreement and such other license agreements shall apply.”

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(d)As it applies to the Biogen Agreements, the first two sentences of Section 4.5.1 of the Non-Exclusive License is hereby deleted in its entirety and replaced with the following:

“Amounts owing to UFRF under Sections 4.2 shall be paid on a quarterly basis after the amount of minimum royalties paid is exceeded, with such amounts due and received by UFRF on or before the seventy-fifth (75th) day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned. The balance of any amounts owing to UFRF pursuant to this Agreement, which remain unpaid more than seventy-five (75) days after they are due to UFRF shall accrue interest until paid at the rate of the lesser of one and one-half percent (1.5%) per month or the maximum amount allowed under applicable law.”

(e)UFRF hereby confirms that as of the Amendment Effective Date, Licensee is in compliance with the provisions of Section 3.1.1 of the Non-Exclusive License and hereby waives, as of the Amendment Effective Date, any right it may have with respect to the failure to achieve any of the diligence requirements therein, including the diligence milestones set forth in Section 3.1.1 and Appendix D.

(f)The following language in Section 15.2 of the Non-Exclusive License:

“With a copy to

Fred Hutchinson

Hutchinson Law Group

5410 Trinity Road

Suite 400

Raleigh, North Carolina 27607”

is hereby deleted in its entirety and replaced with the following:

“With a copy to

Hemmie Chang, Esq.

Foley Hoag LLP

155 Seaport Boulevard

Boston, MA 02210-2600

Facsimile Number 617-832-7000”

(g)The following sentence in Section 18 of the Non-Exclusive License:

“The parties agree to keep the terms of this Agreement confidential, provided that each party may disclose this Agreement to their authorized agents and investors who are bound by similar confidentiality provisions.”

is hereby deleted in its entirety and replaced with the following:

“The parties agree to keep the terms of this Agreement confidential, provided that each party may disclose this Agreement to their authorized agents and investors who are bound by similar confidentiality provisions or to the extent such party determines in good

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faith is reasonably necessary to conform with applicable laws, securities disclosure requirements or guidance, regulations, court orders or regulatory guidelines.”

3.	Amendment of [***] License.

(a)As it applies to the Biogen Agreements, Section 2.2.1 of the [***] License is hereby deleted in its entirety and replaced with the following:

“Licensee may grant a written Sublicense under each of the Biogen Agreements, with the right to further sublicense Licensee’s rights hereunder, to third parties, provided only that such Sublicense also includes a sublicense to Sublicensee to other intellectual property owned by or licensed to Licensee and not covered by this Agreement. However, any agreement granting a Sublicense shall state that the Sublicense is subject to the terms and conditions of this Agreement, and shall provide that, upon the termination of this Agreement, each Sublicense will either, at the option of the Sublicensee, terminate or convert to a license directly between the Sublicensee and UFRF on the same terms set forth in this Agreement, provided that (i) such terms are no less favorable to UFRF than the terms of this Agreement, (ii) such terms are the same terms as set forth in this Agreement in so far as such terms apply to the scope of the sublicense granted by Licensee to Sublicensee, and (iii) the Agreement was not terminated due to such Sublicensee’s breach.  This conversion is contingent upon acceptance by the Sublicensee of the remaining provisions of this Agreement, as applicable. Each Sublicensee is an intended third party beneficiary of this Agreement for the purpose of enforcing the foregoing provisions of this Section 2.2.1. Licensee shall have the same responsibility for the activities of any Sublicensee or Affiliate as if the activities were directly those of Licensee.”

(b)As it applies to the Biogen Agreements, Section 2.2.2 of the [***] License is hereby deleted in its entirety and replaced with the following:

“2.2.2  In respect to Sublicenses granted by Licensee under 2.2.1 above, for each sale of a Licensed Product, Licensee shall pay to UFRF an amount equal to what Licensee would have been required to pay to UFRF under Section 4.2 had Licensee sold the amount of Licensed Products sold by such Sublicensee. In addition, if Licensee receives any cash consideration, such as upfront fees or milestone payments, under a Sublicense, and such payments are not based directly upon the amount or value of Licensed Products sold by the Sublicensee, then (i) in the event the Joint License is in effect, in addition to any amounts due under the Joint License, Licensee shall pay UFRF [***] of such payments  (ii) in the event the Joint License has expired or otherwise been terminated and if the Exclusive License or the Non-Exclusive License is included in such sublicense, Licensee shall pay UFRF [***] of such payments and an additional [***] of such payments under  the Exclusive License and/or the Non-Exclusive License, and (iii) in the event the Joint License has expired or otherwise been terminated and if the neither the Exclusive License nor the Non-Exclusive License is included in such sublicense, Licensee shall pay UFRF [***] of such payments, in each case within thirty (30) days of receipt of any such fees from Sublicensee; provided, however, in any event, that Licensee shall not be obligated to make payment under this Section with respect to (a) amounts paid to Licensee to

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reimburse Licensee for patent costs paid by Licensee pursuant to Section 7; (b) equity investments in Licensee by a sublicensee up to the amount of the fair market value of the equity purchased on the date of the investment, as agreed between the parties in the definitive documents governing such equity investment; and (c) payments received by Licensee and specifically designated in the Sublicense as being paid for actual or future research and development costs for research and development to be performed by Licensee (together with subcontractors if applicable) for the development of a Licensed Product. Licensee shall not receive from Sublicensees anything of value in lieu of cash payments in consideration for any Sublicense under this Agreement without the express prior written permission of UFRF. If Licensee includes the rights sublicensed with rights which have been licensed to Licensee by UFRF under the Exclusive License, the Non-Exclusive License or the [***], Licensee shall not be required to pay duplicate sublicense fees to UFRF. Under such circumstances, the calculation for a sublicense fee as set forth in this Section 2.2.2 shall be made only once provided however that Licensee shall pay the greatest of the applicable sublicense rates.”

(c)As it applies to the Biogen Agreements, Section 2.2.5 of the [***] License is hereby deleted in its entirety and replaced with the following:

“2.2.5 Licensee shall provide UFRF with a final copy of each sublicense agreement and any agreement which transfers intellectual property rights granted hereunder, within thirty (30) days after the execution of the sublicense agreement, provided that Licensee may provide redacted copies of any such sublicense agreement to the extent any such sublicense agreement contains references to intellectual property unrelated to UFRF or other confidential information not necessary for UFRF to ensure compliance with this Agreement, and further agrees to forward to UFRF annually a copy of milestone or royalty reports received by Licensee from its Sublicensees to the extent pertinent to the payments under said sublicense agreements, which reports may be redacted to the extent such reports contain financial information unrelated to the calculation of payments due under Section 2.2.2.”

(d)	As it applies to the Biogen Agreements, Section 4.2(v) of the [***] License is hereby deleted in its entirety and replaced with the following:

“(v) If a Licensed Product is covered under the Exclusive License, the Non-Exclusive License or the [***], but excluding the Joint License and which license agreement calls for the payment of royalties, duplicate royalties for the sales of such Licensed Products shall not be owed to University, UFRF or JHU by Licensee. Under such circumstances, the royalty calculation shall be made only once, even though the sale of the Licensed Product may fall under more than one patent or intellectual property right and more than one license agreement and the highest royalty rate under this Agreement and such other license agreements shall apply.”

(e)	As it applies to the Biogen Agreements, Section 4.2(vii) of the [***] License is hereby deleted in its entirety and replaced with the following:

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“(vii) Amounts owing to UFRF under this Section 4.2 shall be paid on a quarterly basis after the amount of minimum royalties paid is exceeded, with such amounts due and received by UFRF on or before the seventy-fifth (75th) day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned.”

(f)

As it applies to the Biogen Agreements, Section 8 of the [***] License, in addition to being subject to the terms of the Mutual Consent, shall be subject to any rights granted to a Sublicensee with respect to Licensed Patents that exclusively cover the composition, formulation or use of, or methods of manufacture of, a product of a Sublicensee and any rights granted by Licensee to a Sublicensee with respect to infringement by a third party developing, manufacturing or commercializing [***] that is competitive to [***] that is being developed, manufactured or commercialized by Company or a Sublicensee.

4.

Equity Grant.  Licensee agrees to issue to UFRF, promptly following the closing of the equity investment to be made by Biogen in Licensee in connection with the Collaboration and License Agreement, 40,000 shares of Licensee’s common stock, par value $0.001 per share (the “Shares”).

(a)UFRF hereby represents and warrants to Licensee as follows:

(i)UFRF is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  UFRF is an investor in securities of companies in the development stage and acknowledges that UFRF is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

(ii)UFRF hereby confirms that the Shares will be acquired for investment for UFRF’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that UFRF has no present intention of selling, granting any participation in, or otherwise distributing the same.  UFRF further represents that UFRF does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.  UFRF has not been formed for the specific purpose of acquiring the Shares.

(iii)UFRF understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of UFRF’s representations as expressed herein.  UFRF understands that the Shares are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, UFRF must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available.  UFRF acknowledges that Licensee has no obligation to register or qualify the Shares for resale.  UFRF further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner

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of sale, the holding period for the Shares, and on requirements relating to Licensee which are outside of UFRF’s control, and which Licensee is under no obligation and may not be able to satisfy.

(iv)UFRF understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear any one or more of the following legends:  (a) any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended; and (b) the following legend:

“THE SECURITIES REPRESENTED BY THIS STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SUCH ACT OR PURSUANT TO RULE 144 PROMULGATED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

(i)UFRF shall not assign any of its rights or delegate or otherwise transfer its duties under this this Section 4 of this Amendment.

2.

References to the applicable royalties throughout the License Agreements and in other license agreements between the parties shall be interpreted to be consistent with the modifications set forth in this Amendment.

3.	All other terms and conditions of the License Agreements shall remain the same and shall remain in full force and effect.

4.

The License Agreements, as amended by this Amendment, shall be construed in accordance with the internal laws of the State of Florida, provided that, Section 4 of this Amendment shall be construed in accordance with the internal laws of the State of Delaware.

5.	The parties hereto are independent contractors and not joint venturers or partners.

6.

The License Agreements, as amended by this Amendment, with effect on other license agreements between the parties, constitute the full understanding between the parties with reference to the subject matter hereof.  Neither party shall claim any amendment, modification, or release from any provisions of either of the License Agreements, as amended by this Amendment, by mutual agreement, acknowledgment, or otherwise, unless such mutual agreement is in writing, signed by the other party, and specifically states that it is an amendment to the respective License Agreement, as amended by this Amendment.

7.	This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signatures follow on next page]

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  TRIPLE ASTERISKS [***] DENOTE OMISSIONS.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Amendment Effective Date.

UFRF

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:__/s/ David L. Day_____________________________________

David L. Day

Director of Technology Licensing

LICENSEE

APPLIED GENETIC TECHNOLOGIES CORPORATION

By:__/s/ Susan B. Washer___________________________________

Susan B. Washer

President and CEO

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  TRIPLE ASTERISKS [***] DENOTE OMISSIONS.